Draft - September 4, 2002

   As filed with the Securities and Exchange Commission on September 6, 2002

                                                   Registration No. 333-42421
                                                                    333-42421-01
                                                                    333-42421-02
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------
                                  HSBC USA Inc.
             (Exact Name of Registrant as Specified in Its Charter)


           Maryland                                       13-2764867
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                        Identification No.)

                            HSBC USA Capital Trust V
                            HSBC USA Capital Trust VI
             (Exact name of registrant as specified in its charter)

             Delaware                                      13-7136673
                                                           13-7136674
   (State or Other Jurisdiction                           (IRS Employer
of Incorporation or Organization)                      Identification No.)
                                 --------------

                                452 Fifth Avenue
                            New York, New York 10018
                                 (212) 525-6100
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrants' Principal Executive Offices)

                  Paul L. Lee                           Janet L. Fisher
       Senior Executive Vice President        Cleary, Gottlieb, Steen & Hamilton
              and General Counsel                       One Liberty Plaza
                 HSBC USA Inc.                      New York, New York 10006
                452 Fifth Avenue                         (212) 225-2000
            New York, New York 10018
                 (212) 525-6100
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                                 --------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.
                                 --------------

     If the only securities being requested on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.[X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-42421, 333-42421-01 and 333-42421-02.

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[X]
                                 --------------
================================================================================

                                EXPLANATORY NOTE

         This Post-effective Amendment No. 2 to the registrants' Registration Statement on Form S-3 (File Nos. 333-42421, 333-42421-01 and 333-42421-02.),
declared effective on April 24, 2002 by the Securities and Exchange Commission (the "Registration Statement") is being filed solely for the purpose of filing Exhibits Nos. 25.8-25.14 to the Registration Statement. No changes or additions are being made hereby to the Prospectus which forms part of the Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. Exhibits.

Exhibits
--------

   1.1     Form of Underwriting Agreement.(1)
   1.2      Form of Underwriting Agreement for Trust Preferred Securities.(1)
   4.1*     Senior Indenture, dated as of October 24, 1996.
   4.2*     First Supplemental Indenture to Senior Indenture, dated as of
            February 25, 2000.
   4.3*     Subordinated Indenture, dated as of October 24, 1996.
   4.4*     First Supplemental Indenture to Subordinated Indenture, dated as of
            December 12, 1996.
   4.5*     Second Supplemental Indenture to Subordinated Indenture, dated as of
            March 1, 1999.
   4.6*     Third Supplemental Indenture to Subordinated Indenture, dated as of
            February 25, 2000.
   4.7*     Form of Senior Security (included in Exhibit 4.1).
   4.8*     Form of Subordinated Security (included in Exhibit 4.3).
   4.9*     Form of Junior Subordinated Security (included in Exhibit 4.18).
   4.10*    Form of Trust Preferred Security (included in Exhibit 4.15).
   4.11*    Certificate of Trust of HSBC USA Capital Trust V, formerly known as
            Republic New York Capital III.
   4.12*    Certificate of Trust of HSBC USA Capital Trust VI, formerly known as
            Republic New York Capital IV.
   4.13*    Declaration of Trust of HSBC USA Capital Trust V, formerly known as
            Republic New York Capital III.
   4.14*    Declaration of Trust of HSBC USA Capital Trust VI, formerly known as
            Republic New York Capital IV.
   4.15*    Form of Amended and Restated Declaration of Trust.
   4.16*    Form of Trust Common Securities Guarantee.
   4.17*    Form of Trust Preferred Securities Guarantee.
   4.18*    Form of Junior Subordinated Indenture.
   5.1*     Opinion and consent of Cleary, Gottlieb, Steen & Hamilton regarding the securities offered hereby (other than the preferred stock and the trust securities).
   5.2*     Opinion and consent of Piper Marbury Rudnick & Wolfe LLP regarding the preferred stock.
   5.3*     Opinion and consent of Richards, Layton & Finger LLP regarding the trust securities.
   8        Opinion of Tax Counsel.(1)
   12.1*    Calculation of Ratios of Earnings to Fixed Charges - Consolidated
            (incorporated herein by reference to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
   12.2*    Calculation of Ratios of Earnings to Combined Fixed Charges and
            Preferred Stock Dividends - Consolidated (incorporated herein by reference to the Corporation's Annual Report on Form 10-K for the
            year ended December 31, 2001).
   23.1*    Consent of KPMG LLP.
   23.2*    Consent of Cleary, Gottlieb, Steen & Hamilton (included in Exhibit
            5.1).
   23.3*    Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit
            5.2).
   23.4*    Consent of Richards, Layton & Finger LLP (included in Exhibit 5.3).
   24.1*    Form of Power of Attorney of HSBC USA Inc.
   25.1*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Senior Indenture.
   25.2*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Subordinated Indenture.
   25.3*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Junior Subordinated Indenture.
   25.4*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust V.
   25.5*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust VI.
   25.6*    Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC
            USA Capital Trust V.
   25.7*    Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC
            USA Capital Trust VI.
   25.8**   Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Senior Indenture.
   25.9**   Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Subordinated Indenture.
   25.10**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Junior Subordinated
            Indenture.
   25.11**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Guarantee of Trust
            Preferred Securities with respect to HSBC USA Capital Trust V.
   25.12**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Guarantee of Trust
            Preferred Securities with respect to HSBC USA Capital Trust VI.
   25.13**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust V.
   25.14**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust VI.

   -------------
   *   Previously filed
   **  Filed herewith
   (1) To be filed by amendment or incorporated by reference in connection with an offering of securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, and State of New York, on the 5th day of September, 2002.

                                     HSBC USA INC.

                                     By: /s/ Robert M. Butcher
                                         ---------------------------------------
                                                   Robert M. Butcher
                                          Senior Executive Vice President and
                                                Chief Financial Officer


                                     By: /s/ Gerald A. Ronning
                                         ---------------------------------------
                                                     Gerald A. Ronning
                                         Executive Vice President and Controller

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities on the dates indicated:

       Signature                         Title                       Date
       ---------                         -----                       ----
                            Senior Executive Vice President   September 5, 2002
/s/ Robert M. Butcher       and Chief Financial Officer
-------------------------   (Principal Financial Officer)
   Robert M. Butcher

                            Executive Vice President and      September 5, 2002
/s/ Gerald A. Ronning       Controller (Principal
-------------------------   Accounting Officer)
   Gerald A. Ronning

                  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities on September __, 2002:


              Signature                                  Title
              ---------                                  -----

              *                                  Director, President and Chief
  --------------------------------               Executive Officer
           Yousef A. Nasr*
              *
  --------------------------------                      Director
        Salvatore H. Alfiero*

              *                                         Director
  --------------------------------
          John R. H. Bond*

              *                                         Director
  --------------------------------
          James H. Cleave*

              *                                         Director
  --------------------------------
         Martin J.G. Glynn*

              *                                         Director
  --------------------------------
         Richard A. Jalkut*

              *                                         Director
  --------------------------------
          Peter Kimmelman*

              *                                          Director
  --------------------------------
       Charles G. Meyer, Jr.*

              *                                          Director
  --------------------------------
          James L. Morice*

              *                                          Director
  --------------------------------
          Jonathan Newcomb*

              *                                         Director
  --------------------------------
           Henry J. Nowak*


                                            *By /s/ Philip S. Toohey
                                                --------------------------
                                                   Philip S. Toohey, as
                                                      Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, each of HSBC USA Capital Trust V and HSBC USA Capital Trust VI certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in The City of New York, and the State of New York on the 5th day of September, 2002.

                                        HSBC USA CAPITAL TRUST V,
                                        a Delaware business trust



                                        By: /s/ Philip S. Toohey
                                            -----------------------------------
                                                     Philip S. Toohey

                                        HSBC USA CAPITAL TRUST VI,
                                        a Delaware business trust



                                        By: /s/ Philip S. Toohey
                                            -----------------------------------
                                                     Philip S. Toohey

                                INDEX TO EXHIBITS


  Exhibit                          Exhibit Description
    No.                            -------------------
  -------

   1.1      Form of Underwriting Agreement.(1)
   1.2      Form of Underwriting Agreement for Trust Preferred Securities.(1)
   4.1*     Senior Indenture, dated as of October 24, 1996.
   4.2*     First Supplemental Indenture to Senior Indenture, dated as of
            February 25, 2000.
   4.3*     Subordinated Indenture, dated as of October 24, 1996.
   4.4*     First Supplemental Indenture to Subordinated Indenture, dated as of
            December 12, 1996.
   4.5*     Second Supplemental Indenture to Subordinated Indenture, dated as of
            March 1, 1999.
   4.6*     Third Supplemental Indenture to Subordinated Indenture, dated as of
            February 25, 2000.
   4.7*     Form of Senior Security (included in Exhibit 4.1).
   4.8*     Form of Subordinated Security (included in Exhibit 4.3).
   4.9*     Form of Junior Subordinated Security (included in Exhibit 4.18).
   4.10*    Form of Trust Preferred Security (included in Exhibit 4.15).
   4.11*    Certificate of Trust of HSBC USA Capital Trust V, formerly known as
            Republic New York Capital III.
   4.12*    Certificate of Trust of HSBC USA Capital Trust VI, formerly known as
            Republic New York Capital IV.
   4.13*    Declaration of Trust of HSBC USA Capital Trust V, formerly known as
            Republic New York Capital III.
   4.14*    Declaration of Trust of HSBC USA Capital Trust VI, formerly known as
            Republic New York Capital IV.
   4.15*    Form of Amended and Restated Declaration of Trust.
   4.16*    Form of Trust Common Securities Guarantee.
   4.17*    Form of Trust Preferred Securities Guarantee.
   4.18*    Form of Junior Subordinated Indenture.
   5.1*     Opinion and consent of Cleary, Gottlieb, Steen & Hamilton regarding the securities offered hereby (other than the preferred stock and the trust securities).
   5.2*     Opinion and consent of Piper Marbury Rudnick & Wolfe LLP regarding the preferred stock.
   5.3*     Opinion and consent of Richards, Layton & Finger LLP regarding the trust securities.
   8        Opinion of Tax Counsel.(1)
   12.1*    Calculation of Ratios of Earnings to Fixed Charges - Consolidated
            (incorporated herein by reference to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
   12.2*    Calculation of Ratios of Earnings to Combined Fixed Charges and
            Preferred Stock Dividends - Consolidated (incorporated herein by reference to the Corporation's Annual Report on Form 10-K for the
            year ended December 31, 2001).
   23.1*    Consent of KPMG LLP.
   23.2*    Consent of Cleary, Gottlieb, Steen & Hamilton (included in Exhibit
            5.1).
   23.3*    Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit
            5.2).
   23.4*    Consent of Richards, Layton & Finger LLP (included in Exhibit 5.3).
   24.1*    Form of Power of Attorney of HSBC USA Inc.
   25.1*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Senior Indenture.
   25.2*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Subordinated Indenture.
   25.3*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Junior Subordinated Indenture.
   25.4*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust V.
   25.5*    Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust VI.
   25.6*    Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC
            USA Capital Trust V.
   25.7*    Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC
            USA Capital Trust VI.
   25.8**   Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Senior Indenture.
   25.9**   Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Subordinated Indenture.
   25.10**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Junior Subordinated
            Indenture.
   25.11**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Guarantee of Trust
            Preferred Securities with respect to HSBC USA Capital Trust V.
   25.12**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as trustee under the Guarantee of Trust
            Preferred Securities with respect to HSBC USA Capital Trust VI.
   25.13**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust V.
   25.14**  Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota,
            National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust VI.

  -------------------
  *   Previously filed
  **  Filed herewith

  (1) To be filed by amendment or incorporated by reference in connection with an offering of securities.